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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                             --------------------

                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 3, 1999

                          FRIEDE GOLDMAN HALTER, INC.
             (FORMERLY KNOWN AS FRIEDE GOLDMAN INTERNATIONAL INC.)
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         MISSISSIPPI                          0-22595                       72-1362492
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)

                         13085 INDUSTRIAL SEAWAY ROAD
                          GULFPORT, MISSISSIPPI 39503
                             (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES
                                 AND ZIP CODE)

                                (228) 896-0029
                        (REGISTRANT'S TELEPHONE NUMBER,
                             INCLUDING AREA CODE)

                             --------------------


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective on November 3, 1999, Halter Marine Group, Inc., a Delaware corporation ("Halter Marine"), merged with and into Friede Goldman International Inc., a Mississippi corporation ("Friede Goldman"), with Friede Goldman surviving the merger (the "Merger") pursuant to an Agreement and Plan of Merger dated as of June 1, 1999, as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of September 14, 1999 (the "Merger Agreement"). At the effective time of the Merger, Friede Goldman changed its name to "Friede Goldman Halter, Inc."

         Pursuant to the Merger Agreement, each outstanding share of Halter Marine common stock, par value $0.01 per share ("Halter Marine Common Stock"), issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive 0.57 of a share of common stock, par value $0.01, of Friede Goldman Halter, Inc. ("Friede Goldman Halter Common Stock"). Cash will be paid in lieu of fractional shares of Friede Goldman Halter Common Stock. The consideration of the Merger was determined through negotiations between the managements of Friede Goldman and Halter Marine and was approved by their respective board of directors. The terms of the Merger Agreement were described in the Joint Proxy Statement/ Prospectus of Friede Goldman and Halter Marine dated September 27, 1999, which was included in Friede Goldman's Registration Statement on Form S-4 (File No. 333-87853).

         The shareholders of Friede Goldman and Halter Marine approved the Merger and certain matters related to the Merger at their respective special meetings held on October 28, 1999.

         On November 3, 1999, Friede Goldman issued a press release announcing the consummation of the Merger and related matters. A copy of the press release is attached as an exhibit hereto and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         The financial statements of Halter Marine are hereby incorporated by reference to the Annual Report of Halter Marine on Form 10-K for the year ended March 31, 1999 and the Quarterly Report of Halter Marine on Form 10-Q for the quarterly period ended June 30, 1999.

         (b) PRO FORMA FINANCIAL INFORMATION

         The pro forma financial information related to the consummation of the merger is hereby incorporated by reference to the Registration Statement on Form S-4 of Friede Goldman International Inc. (File No. 333-87853).

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         (C) EXHIBITS

             Exhibit No.                    Description
             -----------   -----------------------------------------------------

                2.1 Agreement and Plan of Merger, dated as of June 1, 1999, between Friede Goldman International Inc. and Halter Marine Group, Inc. (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus included as part of Friede Goldman International Inc.'s Registration Statement on Form S-4 (File No. 333-87853) filed with the SEC on September 27, 1999).

                2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of September 14, 1999 (incorporated by reference to Annex B to the Joint Proxy Statement/Prospectus included as part of Friede Goldman International Inc.'s Registration Statement on Form S-4 (File No. 333-87853) filed with the SEC on September 27, 1999).

              *99.1        Press Release issued by Friede Goldman Halter, Inc.
                           on November 3, 1999.

___________________
* Filed herewith.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        FRIEDE GOLDMAN HALTER, INC.


Date: November 3, 1999

                        By: /s/ Rick S. Rees
                            ----------------------------------
                            Rick S. Rees
                            Executive Vice President and Chief Financial Officer

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                                 EXHIBIT INDEX


             Exhibit No.                    Description
             -----------   -----------------------------------------------------

                2.1 Agreement and Plan of Merger, dated as of June 1, 1999, between Friede Goldman International Inc. and Halter Marine Group, Inc. (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus included as part of Friede Goldman International Inc.'s Registration Statement on Form S-4 (File No. 333-87853) filed with the SEC on September 27, 1999).

                2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of September 14, 1999 (incorporated by reference to Annex B to the Joint Proxy Statement/Prospectus included as part of Friede Goldman International Inc.'s Registration Statement on Form S-4 (File No. 333-87853) filed with the SEC on September 27, 1999).

              *99.1        Press Release issued by Friede Goldman Halter, Inc.
                           on November 3, 1999.

___________________
* Filed herewith.

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